EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin So, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Startech Labs, Inc. for the period ended February 28, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Startech Labs, Inc.

Dated: April 11 2025	/s/ Kevin So
Kevin So
President, Chief Executive Officer, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Startech Labs, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Startech Labs, Inc. and will be retained by Startech Labs, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.